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                                                                   EXHIBIT 10.36






                    RETIREMENT PLAN FOR SIMMONS CO. EMPLOYEES

                    (Amended and Restated as of May 1, 1997)







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CONTENTS





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         INTRODUCTION                                                         V

         Article 1. Definitions                                               1
1.1 Accrued Benefit                                                           1
1.2 Actuarial (or Actuarially) Equivalent                                     1
1.3 Annuity Starting Date                                                     1
1.4 Average Monthly Compensation                                              1
1.5 Beneficiary                                                               2
1.6 Board of Directors                                                        3
1.7 Computation Year                                                          3
1.8 Credited Service                                                          3
1.9 Employee                                                                  5
1.10 Employer                                                                 5
1.11 Hour of Service                                                          5
1.12 Member                                                                   6
1.13 Member's Contributions Account                                           6
1.14 Monthly Earnings                                                         6
1.15 Normal Form of Retirement Income                                         7
1.16 One Year Break in Service                                                8
1.17 Pension Committee or Committee                                           8
1.18 Plan                                                                     8
1.19 Plan Year                                                                8
1.20 Predecessor Plan                                                         8
1.21 Primary Social Security Benefit                                          9
1.22 Retirement Date                                                          9
1.23 Trust Agreement                                                          9
1.24 Trustee                                                                  9
1.25 Trust Fund                                                               9
1.26 Vesting Service                                                          9
1.27 Year of Eligibility Service                                             10

         Article 2. Eligibility For Membership                               11
2.1 Eligibility for Membership                                               11
2.2 Transfer of Employment                                                   11


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2.3 Change of Status                                                         11

         Article 3. Contributions                                            12
3.1 Member Contributions - Retirement Benefits                               12
3.2 Member Contributions - Insurance Benefits                                12
3.3 Repayment of Member Contributions                                        13
3.4 Employer Contributions                                                   13
3.5 Payment of Expenses                                                      13

         Article 4. Retirement Dates                                         14
4.1 Retirement Date                                                          14
4.2 Normal Retirement Date                                                   14
4.3 Early Retirement Date                                                    14
4.4 Deferred Retirement Date                                                 14

         Article 5. Retirement Benefits For Members Of The
         Collective Bargaining Organizations Set Forth On Schedule B         15
5.1 Upon Normal or Deferred Retirement                                       15
5.2 Upon Early Retirement                                                    15

         Article 5.-II Retirement Benefits For Members Of The
         Collective Bargaining Organizations Set Forth On Schedule C
5.1 Upon Normal or Deferred Retirement                                       17
5.2 Upon Early Retirement                                                    17

         Article 5.-III Retirement Benefits For Members Of The
         Collective Bargaining Organizations Set Forth On Schedule D
5.1 Upon Normal or Deferred Retirement                                       19
5.2 Upon Early Retirement                                                    19

         Article 6. Termination Benefits                                     21
6.1 Upon Termination of Employment                                           21
6.2 Early Payment of Vested Benefit                                          21

         Article 7. Benefits Payable Upon Death                              22
7.1 Death Prior to Attainment of Age 65 and
         Completion of Five Years of Vesting Service                         22
7.2 Death Subsequent to Attainment of Age 65 or Completion of
         Five Years of Vesting Service And Prior to Actual Retirement        22
7.3 Death of a Retired Member                                                23

         Article 8. Benefit Limitations And Payment                          24


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8.1 Duplication of Benefits                                                  24
8.2 Benefit Reduction for Cost of Insurance Coverage                         24
8.3 Maximum Benefit Limitation                                               24
8.4 Application for Benefits                                                 27
8.5 Benefit Payment Period                                                   27
8.6 Form of Benefit Payment                                                  28
8.7 Reemployment                                                             32
8.8 Substitute Payee                                                         33
8.9 Unclaimed Benefits                                                       33
8.10 Distribution                                                            33
8.11 Top-Heavy Plan Adjustments                                              34
8.12 Eligible Rollover Distributions                                         36

         Article 9. Administration Of The Plan                               38
9.1 Appointment of Pension Committee                                         38
9.2 Organization and Operation of the Pension Committee                      38
9.3 Duties and Responsibilities of the Pension Committee                     39
9.4 Records and Reporting                                                    40
9.5 Required Information                                                     40
9.6 Payment of Expenses                                                      40
9.7 Indemnification                                                          40
9.8 Procedure For Appeal of Denial of Benefits                               41

         Article 10. Amendment, Merger, And Termination Of The Plan          42
10.1 Amendment                                                               42
10.2 Merger of Plans                                                         42
10.3 Termination                                                             42
10.4 Manner and Order of Allocation of Trust Fund                            43
10.5 Distribution Methods and Satisfaction of Liability                      44

         Article 11. Participating Employers                                 46
11.1 Adoption of Plan                                                        46
11.2 Alternative Provisions                                                  46
11.3 Discontinuance of Contributions, Withdrawal, or
         Termination By Participating Employers                              46
11.4 Merger of Two Employers                                                 46

         Article 12. Restrictions On Benefits                                47
12.1 Restrictions Prior to May 14, 1990                                      47
12.2 Restrictions on Benefits                                                48

         Article 13. General Provisions                                      49


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13.1 Exclusiveness of Benefits                                            49
13.2 Limitation of Rights                                                 49
13.3 Nonassignability                                                     49
13.4 Military Service                                                     50
13.5 Construction of Agreement                                            50
13.6 Severability                                                         50
13.7 Titles and Headings                                                  50
13.8 Counterparts as Original                                             50
13.9 Construction                                                         50
13.10 Internal Revenue Service Approval                                   50

         Schedule A                                                      A-1
Participating Employers                                                  A-1

         Schedule B                                                      B-1
Collective Bargaining Units Recognized By Employer                       B-1

         Schedule C                                                      C-1
IAM Local 315 of Elizabeth, New Jersey                                   C-1

         Schedule D                                                      D-1
UFWA Local 262 of San Leandro, California                                D-1

         Exhibit I                                                       I-1
Actuarial Equivalent                                               Exhibit-1


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INTRODUCTION





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Effective as of May 1, 1947, a predecessor of Simmons U.S.A. Corporation established an employee retirement plan known as The Retirement Plan for Simmons Employees (the "Predecessor Plan"). This plan was terminated October 30, 1987.

Effective as of October 31, 1987, Simmons U.S.A. Corporation, the predecessor of Simmons Company, established this Retirement Plan for Simmons Co. Employees (the "Plan") for eligible employees of adopting Employers.

The Plan was amended and restated effective as of May 1, 1989 to conform with the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Technical and Miscellaneous Revenue Act of 1988, and other regulatory and legislative changes.

The Plan was amended and restated in 1995, but effective as of May 1, 1989 to comply with regulatory and legislative requirements and to also make other changes to the Plan.

Except as otherwise provided, the effective date of this restatement is May 1, 1997. The provisions of this Plan are applicable only to Employees who are employed by an Employer on or after May 1, 1997. The Plan is being amended and restated to comply with recent legislative and regulatory changes. Except as otherwise provided in a retroactively effective provision of this restatement, any person covered by the Plan who had a termination of service before May 1, 1997 shall continue to be entitled to the retirement benefits (if any) provided under the Plan as in effect on his or her termination of service.


                                       v

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ARTICLE 1. DEFINITIONS

1.1 ACCRUED BENEFIT

The Normal Form of Retirement Income, as computed in accordance with Section 5.1, based on the Member's Credited Service to the date of reference.

Effective May 1, 1988, the portion of a Member's Accrued Benefit attributable to the Member's own contributions, made in accordance with Section 3.1, shall be the Actuarial Equivalent of the Member's Contributions Account expressed as an annual benefit commencing at his or her Normal Retirement Date and as determined pursuant to Section 411(c) of the Internal Revenue Code.

The portion of a Member's Accrued Benefit attributable to the Employer's contributions shall be the excess of the Member's Accrued Benefit over the portion of the Accrued Benefit attributable to the Member's own contributions.

1.2 ACTUARIAL (OR ACTUARIALLY) EQUIVALENT (EFFECTIVE MAY 1, 2000)

In the case of any Member, a benefit of equal value determined on the basis of the actuarial equivalent assumptions last adopted by the Pension Committee, as set forth in Exhibit I.

With respect to any lump sum payment that may be payable under the Plan, the Actuarial Equivalent lump sum value for payments made in any Plan Year shall be calculated by using the applicable interest rate and the applicable mortality table where:

         (a) the "applicable interest rate" is the annual rate of interest on 30-year Treasury securities for the second month preceding the first day of the Plan Year in which distribution is made;

         (b) the "applicable mortality table" is the table prescribed by the Secretary of the Treasury, based on the prevailing commissioners' standard table as described in Code Section 807(d)(5)(A) used to determine reserves for group annuity contracts issued on the date as of which the Actuarial Equivalent is being determined (without regard to any other subparagraph of Code Section 807(d)(5)).

1.3 ANNUITY STARTING DATE

The first day of the first period for which an amount is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred that entitle the Member to that benefit.

1.4 AVERAGE MONTHLY COMPENSATION

The Monthly Compensation of a Member for the 60 consecutive months that produce the highest annual average during the 120-month period, or the number of months as an


                                       1
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Employee if fewer than 120, prior to the Member's Retirement Date, date of termination of employment, or date of death, whichever date is applicable.

Where a Member retires or terminates employment with the Employer and is subsequently rehired, for purposes of this Section only, his or her employment prior to and subsequent to the date of rehire shall be deemed consecutive if the Member fails to remain in the employ of the Employer for at least 60 months following rehire.

As used herein, "Monthly Compensation" shall mean total remuneration paid by the Employer during each calendar year for services rendered to the Employer, exclusive of the cost to the Employer of fringe benefits, divided by the number of full months that the Member was employed by the Employer during the calendar year.

The total amount of Monthly Compensation taken into account for any Plan Year beginning on or after May 1, 1989 and prior to May 1, 1994 shall not exceed $200,000 (or other amount determined by the Secretary of the Treasury under Section 401(a)(17) of the Internal Revenue Code). Notwithstanding the preceding sentence, a Member's Accrued Benefit shall not be less than his or her Accrued Benefit as of April 30, 1989, determined without regard to this limitation on Monthly Compensation.

The total amount of Monthly Compensation taken into account for any Plan Year beginning on or after May 1, 1994 shall not exceed $150,000 (or other amount determined by the Secretary of the Treasury under Section 401(a)(17) of the Internal Revenue Code). Notwithstanding the preceding sentence, a Member's Accrued Benefit shall not be less than his or her Accrued Benefit as of April 30, 1994, determined with regard to the limitation on Monthly Compensation then in effect.

For Plan Years beginning prior to May 1, 1997, in determining Monthly Compensation for purposes of the limitations in the preceding paragraphs, the rules of Section 414(q)(6) of the Internal Revenue Code shall apply, except that in applying these rules, the term "family" shall include only the Employee's spouse and lineal descendants who have not attained age 19 before the end of the Plan Year. If as a result of applying these rules the limit in Section 401(a)(17) of the Internal Revenue Code is exceeded, the limitation shall be prorated among the affected individuals in proportion to each such individual's Monthly Compensation as determined prior to the application of this limitation.

1.5 BENEFICIARY

The person or persons designated by the Member to receive benefits under the Plan in the event of death, subject to the spousal consent requirements of
Section 8.6(e). If no designation is made or if no designated person survives the Member, "Beneficiary" shall mean the first person or persons in the following classes of successive beneficiaries surviving at the death of payee:
The Member's (a) spouse, (b) children, or (c) executor or administrator.


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1.6 BOARD OF DIRECTORS

The Board of Directors or the Executive Committee of the Board of Directors of Simmons Company, a Delaware corporation, and any legal successor thereof.

1.7 COMPUTATION YEAR

The 12 consecutive month period commencing on each May 1.

1.8 CREDITED SERVICE

(a)      PRIOR TO MAY 1, 1963

         The most recent period of uninterrupted employment with the Employer, or any predecessor of the Employer, as determined in accordance with the Predecessor Plan.

(b)      SUBSEQUENT TO APRIL 30, 1963 AND PRIOR TO MAY 1, 1976

The most recent period of uninterrupted employment with the Employer, or any predecessor of the Employer, as determined in accordance with the Predecessor Plan, exclusive of any period of employment during which the Member was eligible to participate in the Predecessor Plan, but did not participate because the Member failed to make the contributions required by the Predecessor Plan.

(c)      SUBSEQUENT TO APRIL 30, 1976

         (1) The total period of employment with the Employer, or with any other business entity which is a member of a controlled group with the Employer as defined in Section 1563(a) of the Internal Revenue Code (determined without regard to Subsections (a)(4) and (e)(3)(C) thereof) until the Employee's severance from service (as defined below), exclusive of any period of time during which the Member was eligible to participate in the Predecessor Plan or this Plan, but did not participate because the Member failed to make the contributions required by the Predecessor Plan or Section 3.1 of the Plan.

                  For purposes of this Section, a severance from service means the earlier of (A) or (B) below:

                  (A) the date the Employee quits, retires, is discharged, or dies; or

                  (B) the first anniversary of the first day of an Employee's absence from employment for any reason other than in (A) above, such as vacation, sickness, leave of absence, layoff, or military service (except as otherwise provided in Subsection (e)). Notwithstanding the foregoing, in no event shall an Employee have a severance from service solely as a result of taking a leave of absence pursuant to the Family and Medical Leave Act of 1993.


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                  An Employee who fails to return to employment at the
                  expiration of an absence shall be deemed to have had a severance from service on the first to occur of the expiration of the Employee's absence or the first anniversary of the first day of the Employee's absence.

         (2)      Credited Service shall be measured in years and full months.

                  A Member who retires or terminates employment with the Employer shall be considered for all purposes of the Plan to have retired or terminated employment on the last day of the month of reference if the retirement or termination of employment occurs subsequent to the fifteenth day of the month. If the retirement or termination of employment occurs prior to the sixteenth day of the month of reference, the Member shall be considered to have retired or terminated employment as of the first day of the month.

         (3) Notwithstanding Subsection (i), upon the reemployment of an Employee who was not a Vested Member in accordance with
                  Section 6.1(a) at the time of his or her earlier severance from service, the Employee shall be deemed a new Employee and shall not receive credit for Credited Service prior to the severance from service unless (A) the Employee's period of service with the Employer prior to the severance from service was equal to or greater than the period of absence after the severance from service; or (B) the Employee's absence after the severance from service did not exceed five years.

                  Solely for purposes of this Subsection (c)(iii), in the case of an Employee who is absent on Parental Leave (as defined in Section 1.16) beyond the first anniversary of the first date of an absence, the date on which the Employee incurs a severance from service shall be the second anniversary of the Employee's absence from employment. The period between the first and second anniversaries of the first date of absence shall not constitute service under Subsection (c)(i).

(d) Notwithstanding Subsections (a), (b), and (c), a Member shall not be entitled to Credited Service for any period of prior employment with the Employer preceding his or her termination of employment, where the Member returns to the employ of the Employer following his or her receipt of a lump sum payment equal to the Member's Contributions Account, unless the Member repays the full amount of such distribution, plus interest, in accordance with Section 3.3.

(e) A Member's Credited Service shall include any period the Member is on any absence from work with the Employer for voluntary or involuntary military service with the armed forces of the United States, but not to exceed the period required under the law pertaining to veterans' reemployment rights. However, if the Member fails to report for work at the end of this absence before his or her reemployment rights expire, the Member shall not receive credit for this period of absence.

1.9 EMPLOYEE

All classifications as herein defined:

Any person in the employ of the Employer who is represented by a collective bargaining unit which is recognized by the Employer and set forth in Schedule B, C, or D. This term shall include leased employees within the meaning of Section 414(n)(2) of the Internal Revenue Code. In addition, members of the Upholsterers International Union of North America who are covered by a pension plan to which the Employer contributes by virtue of a collective bargaining agreement with that union shall not be deemed "Employees" for purposes of this plan.

For purposes of determining the number or identity of highly compensated employees as defined in Section 414(q) of the Internal Revenue Code the employees of the Employer shall include leased employees.

1.10 EMPLOYER

(a) Simmons Company, a Delaware corporation, and any legal successor thereof; and

(b) any other corporation, division, plant, or other entity that duly adopts the Plan with the approval of the Board of Directors.

1.11 HOUR OF SERVICE

Each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer during the applicable Computation Year, each hour for which an Employee is paid or entitled to payment on account of a period of time during which no duties are performed (irrespective of whether the employment relationship was terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, and each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer, provided, however, that no more than 501 Hours of Service shall be credited to an Employee on account of any period during which the Employee performs no duties (whether or not the period occurs in a single Computation Year).

Hours of Service shall be determined from records maintained by the Employer. With respect to employment prior to May 1, 1976, for purposes of Section 2.1, the Employer may, if records of the number of hours worked by an Employee are not available, approximate the number of hours worked on the basis of any records that are available and, if there are none, make a reasonable estimate of these hours and credit the Employee with this approximation or estimate. For employment subsequent to April 30, 1976, Hours of Service shall include hours of service with any other business entity which is a member of a controlled group with the Employer as defined in Section 1563(a) of the Internal Revenue Code (determined without regard to Subsections (a)(4) and (e)(3)(C) thereof).

An Employee shall also receive an Hour of Service for each hour of the normally-scheduled workweek for each week during any period the Employee is on any absence from work with the Employer for voluntary or involuntary military service with the armed forces of the United States, but not to exceed the period required under the law pertaining to veterans' reemployment rights. However, if the Employee fails to report for work at the end of this absence before his or her reemployment rights expire, the Employee shall not receive credit for hours on the leave.

All Hours of Service will be credited in accordance with Department of Labor Regulation sections 2530.200b-2(b) and (c).

1.12 MEMBER

All classifications as herein defined:

(a) ACTIVE MEMBER - An Employee participating in the Plan as of July 1, 1989, in accordance with Article 2 and the terms of a collective bargaining agreement.

(b) INACTIVE MEMBER - A participant in the Plan who is no longer an Active Member but who shall be treated as an Active Member for all purposes of the Plan, except that the months during which he or she is classified as an Inactive Member will not count as Credited Service. In addition, effective July 1, 1989, months during which an individual is classified as an Inactive Member will be disregarded in determining both Monthly Earnings and Average Monthly Compensation.

(c) RETIRED MEMBER - A participant in the Plan who has retired and is in receipt of a benefit in accordance with Article IV or a participant in the Plan who has terminated employment and is in receipt of a benefit in accordance with Article VI.

(d) VESTED MEMBER - A participant in the Plan whose employment has terminated with the Employer and is entitled to a benefit in accordance with Article VI.

1.13 MEMBER'S CONTRIBUTIONS ACCOUNT

The account that evidences the value of the Member's contributions to the Plan, including credited interest, as described in Section 3.1(b).

1.14 MONTHLY EARNINGS

The Employee's Hourly Rate of Pay during the calendar year preceding the computation period, multiplied by 173 and 1/3.

As used herein, "Hourly Rate of Pay" shall mean an Employee's actual annual earnings, including vacation pay, for the previous calendar year ending December 31, excluding overtime, divided by the actual number of hours worked, including paid vacation hours, but excluding overtime.

The total amount of Monthly Earnings taken into account for any Plan Year beginning on or after May 1, 1989 and prior to May 1, 1994 shall not exceed $200,000 (or other amount determined by the Secretary of the Treasury under Section 401(a)(17) of the Internal Revenue Code). Notwithstanding the preceding sentence, a Member's Accrued Benefit shall not be less than his or her Accrued Benefit as of April 30, 1989, determined without regard to this limitation on Monthly Earnings.

The total amount of Monthly Earnings taken into account for any Plan Year beginning on or after May 1, 1994 shall not exceed $150,000 (or other amount determined by the Secretary of the Treasury under Section 401(a)(17) of the Internal Revenue Code). Notwithstanding the preceding sentence, a Member's Accrued Benefit shall not be less than his or her Accrued Benefit as of April 30, 1994, determined with regard to the limitation on Monthly Earnings then in effect.

For Plan Years beginning prior to May 1, 1997, in determining Monthly Earnings for purposes of the limitations in the preceding paragraphs, the rules of
Section 414(q)(6) of the Internal Revenue Code shall apply, except that in applying these rules, the term "family" shall include only the Employee's spouse and lineal descendants who have not attained age 19 before the end of the Plan Year. If as a result of applying these rules the limit in Section 401(a)(17) of the Internal Revenue Code is exceeded, the limitation shall be prorated among the affected individuals in proportion to each such individual's Monthly Earnings as determined prior to the application of this limitation.

1.15 NORMAL FORM OF RETIREMENT INCOME

(a)       For a Member with no living spouse on his or her Annuity Starting
          Date: A pension payable, from the applicable benefit commencement date, for the life of the Member, provided that in the event of the Member's death prior to the receipt of 60 monthly payments or the receipt of benefits equal to the Member's Contributions Account, his or her Beneficiary shall be entitled to the greater of the balance of the 60 monthly payments or the excess of the Member's Contribution Account over the benefits paid to the Member.

(b)       For a Member with a spouse living on his or her Annuity Starting Date:
          A pension, equal to the Actuarial Equivalent of the Normal Form of Retirement Income set forth in Subsection (a), payable from the applicable benefit commencement date for the life of the Member, with the provision that after his or her death 50 percent of the benefit shall continue during the life of the Member's spouse (who was married to the Member on the date his or her benefit commenced), if the spouse survives the Member.

1.16 ONE YEAR BREAK IN SERVICE

A Computation Year during which an Employee shall not have accumulated more than 500 Hours of Service.

Notwithstanding the foregoing, a Member shall accrue Hours of Service in order to prevent a One Year Break in Service equal to each hour the Member normally would have been credited (if normal hours cannot be determined, eight hours for each day) while the Member is absent on a Parental Leave. As used herein, a Parental Leave occurs when the Member is absent due to:

(a)      the Member's pregnancy,

(b)      the birth of the Member's child,

(c) the placement of a child in connection with the child's adoption by the Member, or

(d) the caring for a child during the period immediately following the child's birth or placement for adoption.

No more than 501 hours may be credited under this provision for any particular Parental Leave. All the hours shall be credited in the year the absence begins only if it is necessary to prevent a One Year Break in Service in that year. Otherwise, all the hours shall be credited in the following year. The Pension Committee may require certification, under reasonable and uniform rules, to establish the validity of a Parental Leave.

In addition, solely for purposes of determining whether a One Year Break in Service has occurred, an Employee shall receive an Hour of Service for each hour of the normally-scheduled workweek for each week during any period the Employee is on a leave of absence taken pursuant to the Family and Medical Leave Act of 1993.

1.17 PENSION COMMITTEE OR COMMITTEE

The persons appointed to administer the Plan, in accordance with Article IX.

1.18 PLAN

The Retirement Plan for Simmons CO. Employees described herein, as from time to time supplemented and amended.

1.19 PLAN YEAR

The 12 consecutive month period commencing on each May 1.

1.20 PREDECESSOR PLAN

The Retirement Plan for Simmons Employees.

1.21 PRIMARY SOCIAL SECURITY BENEFIT

The monthly benefit to which the Member would be entitled to receive, upon proper application, commencing at his or her Normal Retirement Date, computed under the provisions of the federal Social Security Act in effect at the time the Member ceases to be an Active Member, or his or her Normal Retirement Date, if earlier, assuming that if the Member had ceased to be an Active Member prior to his or her Normal Retirement Date, his or her earnings would continue until his or her Normal Retirement Date at a rate equal to his or her Average Monthly Compensation.

1.22 RETIREMENT DATE

The Member's Normal, Early, or Deferred Window Retirement Date, as provided in
Article IV.

1.23 TRUST AGREEMENT

The instrument or instruments executed by the Employer and the Trustee fixing the rights and liabilities of each with respect to holding and administering the Trust Fund for the purposes of the Plan.

1.24 TRUSTEE

The trustee, trustees, or any successor trustee, appointed by the Board of Directors, acting at any time under the terms of the Trust Agreement.

1.25 TRUST FUND

All assets held at any time by the Trustee under the terms of the Trust
Agreement.

1.26 VESTING SERVICE

(a)      PRIOR TO MAY 1, 1976

         "Vesting Service" as determined in accordance with the provisions of the Predecessor Plan, excluding any period where the Employee, although otherwise eligible, declined to become a Member of the Predecessor Plan.

(b)      SUBSEQUENT TO APRIL 30, 1976 AND PRIOR TO AUGUST 1, 1985

         (1) An Employee shall accrue one year of Vesting Service for each Computation Year, following attainment of age 22 and prior to attainment of age 25, in which he or she completes 1,000 Hours of Service.

         (2) An Employee shall accrue one year of Vesting Service for each Computation Year, subsequent to attainment of age 25, in which he or she completes 1,000 Hours of Service, during which time the Employee was making the contributions required by the Predecessor Plan or by Section 3.1.

(c)      SUBSEQUENT TO JULY 31, 1985

         (1) An Employee shall accrue one year of Vesting Service for each Computation Year, following the attainment of age 18 and prior to attainment of age 21, in which he or she completes 1,000 Hours of Service.

         (2) An Employee shall accrue one year of Vesting Service for each Computation Year, subsequent to attainment of age 21, in which he or she completes 1,000 Hours of Service, during which time the Employee was making the contributions required by the Predecessor Plan or by Section 3.1.

         (3) If an Employee has a One Year Break in Service and is later reemployed by the Employer, his or her period of Vesting Service prior to the One Year Break in Service shall not be taken into account until he or she again completes one Year of Eligibility Service, provided that if the Employee was not vested in accordance with Section 6.1 at the time the One Year Break in Service commenced, his or her years of Vesting Service accrued prior to such occurrence shall not be taken into account unless the number of consecutive One Year Breaks in Service is less than five or the aggregate number of years of Vesting Service accrued before the One Year Break in Service.

1.27 YEAR OF ELIGIBILITY SERVICE

The 12 month period commencing with the date of the Employee's employment, provided that if the Employee has not completed 1,000 Hours of Service in this 12-month period, the subsequent computation periods for determining a Year of Eligibility Service shall be the Computation Year beginning after the Employee's employment date and each subsequent Computation Year.

ARTICLE 2. ELIGIBILITY FOR MEMBERSHIP

2.1 ELIGIBILITY FOR MEMBERSHIP

(a) Each Employee who was an Active Member in the Plan on April 30, 1997 shall automatically continue to be an Active Member on May 1, 1997, if he or she is still an Employee and makes the contributions required by
         Section 3.1.

(b) Notwithstanding any provision to the contrary, no Employee shall become an Active Member after July 31, 1989.

(c) Each Employee who was eligible to become an Active Member in accordance with subsection (b), but who does not comply with the provisions of
         Section 3.1, shall again be eligible to become an Active Member on the earlier of any subsequent May 1 or November 1, provided the Employee then makes the contributions required by Section 3.1.

2.2 TRANSFER OF EMPLOYMENT

If an Active or Inactive Member enters directly into the employ of another Employer, the Member shall continue his or her membership hereunder. Such Member shall receive credit for his or her aggregate Vesting Service with all Employers, but employment by two or more Employers during the same period of time shall not create more than one period of time for the purpose of determining Vesting Service.

2.3 CHANGE OF STATUS

(a) If an Active Member while still employed by the Employer or a business entity that is a member of a controlled group with the Employer as defined in Section 1563(a) of the Internal Revenue Code (determined without regard to Subsections (a)(4) or (e)(3)(C) thereof) ceases to be an Employee as defined in Section 1.9 because he or she is no longer a member of a collective bargaining unit recognized by the Employer, or if an Active Member discontinues required contributions in accordance with Section 3.1, the Member shall become an Inactive Member, but shall continue to accrue Vesting Service. In addition, effective July 1, 1989, an Employee shall become an Inactive Member (but continue to accrue Vesting Service) if the collective bargaining agreement under which the Employee is covered provides that he or she shall become an Inactive Member.

(b) If an Inactive Member retires or terminates employment with the Employer or a business entity which is a member of a controlled group with the Employer as defined in Section 1563(a) of the Internal Revenue Code (determined without regard to Subsections (a)(4) or (e)(3)(C) thereof), the Accrued Benefit, if any, to which the Member may be entitled under the Plan shall be determined as if he or she had retired or terminated employment on the date he or she became an Inactive Member.

ARTICLE 3. CONTRIBUTIONS

3.1 MEMBER CONTRIBUTIONS - RETIREMENT BENEFITS

(a)      Except as otherwise provided in Subsection (e) and Section 5.1(f) of
         Article V-II, each Active Member shall elect, by payroll deduction, to contribute 3-1/2 percent of the portion of his or her Monthly Earnings in excess of $550.

(b) The term "Member's Contributions Account," wherever used in the Plan, shall mean the total of--

         (1) the contributions of the Member made in accordance with Subsection (a);

         (2) interest on these contributions at the rate of 5 percent per annum compounded annually from October 31, 1987 until April 30, 1988, or if earlier, until the Member's Retirement Date, termination of employment, or death; and

         (3)      interest on the sum of (i) and (ii) compounded annually--

                  (A) at the rate of 120 percent of the federal mid-term rate (as in effect under Section 1274 of the Internal Revenue Code for the first month of a Plan Year) for the period beginning on May 1, 1988 and ending on the date on which the determination is being made; and

                  (B)      at the rate that would be used under the Plan under
                           Section 417(e)(3) of the Code (as of the determination date) for the period beginning on the determination date and ending on the date when the Member would attain age 65.

(c) If an Employee fails to elect that the contributions required in accordance with Subsection (a) be deducted from his or her pay when the Employee first becomes eligible to become an Active Member in accordance with Section 2.1, the Employee shall not become a Member of the Plan.

(d) In the event an Active Member after previously electing to make the required contributions in accordance with Subsection (a) revokes his or her former election, the Member shall immediately become an Inactive Member in accordance with Section 2.3(a). Such Inactive Member may again become an Active Member as of the date set forth in Section 2.1(c) by again electing to have the contributions required in accordance with Subsection (a) deducted from his or her pay.

3.2 MEMBER CONTRIBUTIONS - INSURANCE BENEFITS

Each Member who had insured death benefits coverage under the Predecessor Plan in effect as of April 30, 1963, shall continue to make contributions, by way of payroll deductions, under the Plan towards said coverage in the same amount as was being contributed as of

April 30, 1963. These contributions shall not become part of the Trust Fund assets for any purposes of the Plan. No other Member shall make contributions towards this coverage.

3.3 REPAYMENT OF MEMBER CONTRIBUTIONS

Upon the reemployment of a Member who had terminated employment and who had received a distribution equal to the Member's Contributions Account from the Plan or the Predecessor Plan, the Member, if not precluded by the operation of
Section 1.26(b)(ii) or 1.26(c)(ii) from accruing Vesting Service prior to the date of his or her termination of employment, shall for a period of five years from the Member's reemployment date, be given the opportunity to repay the full amount of the distribution, plus interest compounded annually to the date of repayment at--

(a)      the rate of 2 percent per annum for the period prior to May 1, 1976;

(b) the rate of 5 percent per annum for the period beginning on May 1, 1976 and ending on April 30, 1988; and

(c) the rate determined for purposes of Section 3.1(b)(iii) for the period beginning on May 1, 1988.

3.4 EMPLOYER CONTRIBUTIONS

(a) The Employer intends to contribute to the Trust Fund such amounts as are actuarially required, together with Member contributions, to fund the benefits of the Plan. The valuation for actuarially determining these amounts shall be based on the method of funding, actuarial assumptions, and if applicable, the period of amortization of any unfunded actuarial liability, as adopted in accordance with Section 9.3(e). Forfeitures arising from a Member's termination of employment prior to the completion of five years of Vesting Service (in accordance with Section 6.1) shall be used to reduce the Employer's contribution. The Employer does not, however, guarantee either the making of the contributions or the payment of the benefits under the Plan. The Employer reserves the right to reduce, suspend, or discontinue its contributions under the Plan for any reason at any time.

(b) All contributions are made subject to current tax deductibility and continued qualification of the Plan and Trust Fund. Amounts contributed by the Employer:

         (1) that are made as the result of a mistake in fact shall be returned to the Employer within one year of the date of contribution; and

         (2) that are disallowed as a tax deduction by the Internal Revenue Service shall be returned to the Employer within one year of the date of disallowance.

3.5 PAYMENT OF EXPENSES

All expenses of the Plan and Trust Fund, unless paid by the Employer, will be paid out of the assets of the Trust Fund.

ARTICLE 4. RETIREMENT DATES

4.1 RETIREMENT DATE

Wherever in the Plan reference is made to retirement or a retirement date, it shall mean the Normal, Early, or Deferred Retirement Date, in accordance with the provisions of this Article.

4.2 NORMAL RETIREMENT DATE

An Active or Inactive Member shall have the right to retire on the first day of the month coincident with or next following the attainment of age 65, this date being known as his or her Normal Retirement Date.

4.3 EARLY RETIREMENT DATE

An Active or Inactive Member may elect to retire on the first day of any month coincident with or next following the completion of ten years of Vesting Service and attainment of age 55, but before age 65, this date being known as his or her Early Retirement Date.

4.4 DEFERRED RETIREMENT DATE

(a) If an Active or Inactive Member continues employment after his or her Normal Retirement Date with the group of companies made up of the Employer, or any other business entity which is a member of a controlled group with the Employer as defined in Section 1563(a) of the Internal Revenue Code (determined without regard to Subsections (a)(4) and (e)(3)(C) thereof), the Member shall continue as an Active or Inactive Member until his or her actual retirement on the first day of any subsequent month, this date being known as his or her Deferred Retirement Date.

(b) Notwithstanding Subsection (a), a Member's benefits under the Plan shall commence to be distributed no later than the April 1 following the calendar year in which the Member attains age 70-1/2, regardless of whether his or her employment with the Employer has terminated. Except in the case of a 5 percent owner (as described in Code Section 416(i)), the benefits payable to a Member who attains age 70-1/2 before January 1, 1988 shall commence to be distributed no later than the April 1 following the calendar year in which his or her termination of service occurs. For purposes of this Plan, a Member's latest allowable commencement date under this Subsection (b) shall also be his or her Annuity Starting Date. A Member whose benefits commence under this Subsection (b) shall not be permitted to change his or her form of distribution after the Annuity Starting Date.

         In the case of a Member whose benefits commence prior to his or her termination of employment pursuant to this Subsection (b), the Member's benefit will be adjusted, if appropriate, as of January 1 of each year beginning after the Member's benefit commencement date to reflect additional accruals under the Plan for the prior Plan Year.

ARTICLE 5. RETIREMENT BENEFITS FOR MEMBERS OF THE COLLECTIVE BARGAINING ORGANIZATIONS SET FORTH ON SCHEDULE B

5.1 UPON NORMAL OR DEFERRED RETIREMENT

Upon retirement at his or her Normal or Deferred Retirement Date, an Active or Inactive Member shall, subject to Article VIII, receive a monthly Normal Form of Retirement Income equal to the amount set forth in Subsections (a) plus (b) plus
(c) less (d), subject to Subsection (e).

(a) 3/4 of 1 percent of a Member's Monthly Earnings as of January 1, 1963, multiplied by his or her years and completed months of Credited Service accrued prior to May 1, 1963, exclusive of the first five years of Credited Service and exclusive of Credited Service accrued prior to the Member's thirtieth birthday.

(b) 1 percent of the first $400 of the Member's Monthly Earnings plus 1-3/4 percent of his or her Monthly Earnings in excess of $400 for each Year and completed months of Credited Service. For purposes of this Subsection, the term "Year" shall refer to the 12-month period beginning on May 1, 1963 and each May 1 thereafter, ending on April 30, 1967.

(c) 1-1/4 percent of the first $550 of the Member's Monthly Earnings plus 1-3/4 percent of his or her Monthly Earnings in excess of $550 for each Year and completed months of Credited Service. For purposes of this Subsection, the term "Year" shall refer to the 12-month period beginning on May 1, 1967 and each May 1 thereafter.

(d) The benefit accrued as of October 30, 1987 payable under the Normal Form of Retirement Income under the Predecessor Plan.

(e) Notwithstanding the foregoing Subsections, in no event shall a Member who retires on his or her Normal or Deferred Retirement Date be entitled to a benefit of less than the largest benefit the Member would have been entitled to receive had he or she retired on his or her Early Retirement Date and been entitled to a benefit in accordance with
         Section 5.2.

5.2 UPON EARLY RETIREMENT

(a) Upon retirement at his or her Early Retirement Date, an Active or Inactive Member shall, subject to Article VIII, receive at his or her Normal Retirement Date, the Member's Accrued Benefit.

(b) Notwithstanding Subsection (a), an Active or Inactive Member may elect that his or her early retirement benefit commence on the first day of any month prior to his or her Normal Retirement Date. In such event, the Member's early retirement benefit shall be reduced in accordance with the actuarial assumptions set forth in Exhibit I to reflect the commencement of the Member's benefit prior to his or her Normal Retirement Date.

         Notwithstanding the foregoing, if a Member's Early Retirement Date is not more than five years prior to the Member's Normal Retirement Date, the Member's early retirement benefit shall not be actuarially reduced, but shall be reduced by 1/4 of 1 percent for each month that the Member's benefit commencement date precedes his or her Normal Retirement Date.

ARTICLE 5.-II RETIREMENT BENEFITS FOR MEMBERS OF THE COLLECTIVE BARGAINING ORGANIZATIONS SET FORTH ON SCHEDULE C

5.1 UPON NORMAL OR DEFERRED RETIREMENT

Upon retirement at his or her Normal or Deferred Retirement Date, an Active or Inactive Member shall, subject to Article VIII, receive a monthly Normal Form of Retirement Income equal to the amount set forth in Subsections (a) plus (b) plus
(c) less (d), subject to Subsection (e).

(a) 3/4 of 1 percent of a Member's Monthly Earnings as of January 1, 1963, multiplied by his or her years and completed months of Credited Service accrued prior to May 1, 1963, exclusive of the first five years of Credited Service and exclusive of Credited Service accrued prior to the Member's thirtieth birthday.

(b) 1 percent of the first $400 of the Member's Monthly Earnings plus 1-3/4 percent of his or her Monthly Earnings in excess of $400 for each Year and completed months of Credited Service. For purposes of this Subsection, the term "Year" shall refer to the 12-month period beginning on May 1, 1963 and each May 1 thereafter, ending on April 30, 1967.

(c) 1-1/4 percent of the first $550 of the Member's Monthly Earnings plus 1-3/4 percent of his or her Monthly Earnings in excess of $550 for each Year and completed months of Credited Service. For purposes of this Subsection, the term "Year" shall refer to the 12-month period beginning on May 1, 1967 and each May 1 thereafter.

(d) The benefits accrued as of October 30, 1987 payable under the Normal Form of Retirement Income under the Predecessor Plan.

(e) Notwithstanding the foregoing Subsections, in no event shall a Member who retires on his or her Normal or Deferred Retirement Date be entitled to a benefit of less than the largest benefit the Member would have been entitled to receive had he or she retired on his or her Early Retirement Date and been entitled to a benefit in accordance with
         Section 5.2.

(f) Notwithstanding the provisions of Article III, the contribution required from each Member covered by this Article V-II shall be 1-3/4 percent of the portion of his or her Monthly Earnings in excess of $550.

5.2 UPON EARLY RETIREMENT

(a) Upon retirement at his or her Early Retirement Date, an Active or Inactive Member shall, subject to Article VIII, receive at his or her Normal Retirement Date, the Member's Accrued Benefit.

(b) Notwithstanding Subsection (a), an Active or Inactive Member may elect that his or her early retirement benefit commence on the first day of any month prior to his or her Normal Retirement Date. In such event, the Member's early retirement benefit shall be reduced in accordance with the actuarial assumptions set forth in Exhibit I to reflect the commencement of the Member's benefit prior to his or her Normal Retirement Date.

Notwithstanding the foregoing, if a Member's Early Retirement Date is not more than five years prior to the Member's Normal Retirement Date, the Member's early retirement benefit shall not be actuarially reduced, but shall be reduced by 1/4 of 1 percent for each month that the Member's benefit commencement date precedes his or her Normal Retirement Date.

ARTICLE 5.-III RETIREMENT BENEFITS FOR MEMBERS OF THE COLLECTIVE BARGAINING ORGANIZATIONS SET FORTH IN SCHEDULE D

5.1 UPON NORMAL OR DEFERRED RETIREMENT

Upon retirement at his or her Normal or Deferred Retirement Date, an Active or Inactive Member shall, subject to Article VIII, receive a monthly Normal Form of Retirement Income equal to the greater of the amount set forth in Subsection (a) less (c), or in Subsection (b) less (c), in either case subject to Subsection
(d).

(a)      (1)      1-1/2 percent of the Member's Average Monthly Compensation, multiplied by his or her Credited Service to a maximum of 40 years; less

         (1) 1-1/4 percent of the Member's Primary Social Security Benefit multiplied by his or her Credited Service to a maximum of 40 years.

(b) Notwithstanding the foregoing Subsection, in no event shall a Member who was a member of UFWA-Local No. 262 at San Leandro, California be entitled to a benefit of less than the benefit he or she would have been entitled to under this Section if he or she was not a member of UFWA-Local No. 262 at San Leandro, California.

(c) The benefits accrued as of October 30, 1987 payable under the Normal Form of Retirement Income under the Predecessor Plan.

(d) Notwithstanding the foregoing Subsections, in no event shall a Member who retires on his or her Normal or Deferred Retirement Date be entitled to a benefit of less than the largest benefit the Member would have been entitled to receive had he or she retired on his or her Early Retirement Date and been entitled to a benefit in accordance with
         Section 5.2.

5.2 UPON EARLY RETIREMENT

(a) Upon retirement at his or her Early Retirement Date, an Active or Inactive Member shall, subject to Article VIII, receive at his or her Normal Retirement Date, the Member's Accrued Benefit.

(b) Notwithstanding Subsection (a), an Active or Inactive Member may elect that his or her early retirement benefit commence on the first day of any month prior to his or her Normal Retirement Date. In such event, the Member's early retirement benefit shall be reduced in accordance with the actuarial assumptions set forth in Exhibit I to reflect the commencement of the Member's benefit prior to his or her Normal Retirement Date.

         Notwithstanding the foregoing, if a Member's Early Retirement Date is not more than five years prior to the Member's Normal Retirement Date, the Member's early retirement benefit shall not be actuarially reduced, but shall be reduced by 1/4 of 1 percent for each month that the Member's benefit commencement date precedes his or her Normal Retirement Date.

ARTICLE 6. TERMINATION BENEFITS

6.1 UPON TERMINATION OF EMPLOYMENT

(a) If an Active or Inactive Member's employment is terminated from the group of companies made up of the Employer, or any other business entity that is a member of a controlled group with the Employer as defined in Section 1563(a) of the Internal Revenue Code (determined without regard to Subsections (a)(4) and (e)(3)(c) thereof) prior to qualifying for any other benefits under the Plan, the Member shall become a Vested Member. Subject to Article VIII, the Member shall become a Retired Member at his or her Normal Retirement Date and shall be entitled to receive the Member's Accrued Benefit determined on the date his or her employment terminated with the Employer.

(b) If, however, an Active or Inactive Member's employment is so terminated prior to the completion of five years of Vesting Service or the attainment of age 65, the Member shall be entitled to receive the portion of his or her Accrued Benefit attributable to the Member's own contributions.

6.2 EARLY PAYMENT OF VESTED BENEFIT

A Vested Member may elect to commence payment of the benefit payable in accordance with Section 6.1 on the first day of any month coincident with or following the completion of ten years of Vesting Service and attainment of age 55 by filing a written request with the Pension Committee. In this event, the Vested Member's benefit shall be actuarially reduced, in accordance with the actuarial equivalent assumptions adopted by the Pension Committee as set forth in Exhibit I, to reflect the commencement of the Member's benefit prior to his or her Normal Retirement Date.

ARTICLE 7. BENEFITS PAYABLE UPON DEATH

7.1 DEATH PRIOR TO ATTAINMENT OF AGE 65 AND COMPLETION OF FIVE YEARS OF VESTING SERVICE

Upon the death of an Active or Inactive Member prior to attainment of age 65 and completion of five years of Vesting Service, the Member's Beneficiary shall be entitled to receive the portion of the Member's Accrued Benefit attributable to the Member's own contributions.

7.2 DEATH SUBSEQUENT TO ATTAINMENT OF AGE 65 OR COMPLETION OF FIVE YEARS OF VESTING SERVICE AND PRIOR TO ACTUAL RETIREMENT

Upon the death of:

(a) an Active or Inactive Member (including a Member on a leave of absence approved by the Employer) subsequent to completion of five years of Vesting Service or attainment of age 65 and prior to his or her actual retirement;

(b) a Vested Member who had not elected an early commencement of his or her benefit in accordance with Section 6.2 prior to his or her Normal Retirement Date; or

(c) a Member who retired on his or her Early Retirement Date, but had not elected an early commencement of his or her benefit in accordance with
         Section 5.2(b) prior to his or her Normal Retirement Date;

         There shall be no benefits payable under the Plan, other than the payment to the Member's Beneficiary of the portion of the Member's Accrued Benefit attributable to the Member's own contributions, unless the Member had been legally married at the time of death to his or her present spouse for at least one year. In this event, the Member's spouse shall be entitled to a monthly survivorship benefit payable on the later of the first of the month following the Member's death or following the month in which the Member would have attained age 55 but for the Member's death determined as follows.

         (1) If the Member dies after attaining age 55, the amount of the benefit shall be the amount payable as a survivor annuity as if the Member had retired on the day before his or her death with immediate commencement of the Normal Form of Retirement Income.

         (2) If the Member dies on or before attaining age 55, the amount of the benefit payable shall be the amount payable as a survivor annuity as if the Member had--

                  (A) terminated employment on the date of his or her death (if employment had not yet terminated);

                  (B)      survived to age 55;

                  (C) retired at age 55 with immediate commencement of the Normal Form of Retirement Income; and

                  (D) died on the day after he or she would have attained age 55.

         Notwithstanding the foregoing, the surviving spouse may elect, in writing, to defer commencement of the survivorship benefit until the first day of any calendar month preceding or coinciding with the date on which the Member would have attained age 65, but in no event later than that date. The monthly amount of any survivorship benefit that is deferred in accordance with this paragraph shall be increased (as if the Member had deferred commencement of the benefit) to reflect this deferral.

         Upon the death of the surviving spouse of a deceased Member who had not received a benefit equal to the Member's Contributions Account, the Member's Beneficiary shall receive a lump sum payment equal to the excess of the Member's Contribution Account over the benefit paid to the Member's surviving spouse.

7.3 DEATH OF A RETIRED MEMBER

Upon the death of a Retired Member, the terms of the benefit form under which the Member was receiving his or her benefit shall apply.

ARTICLE 8. BENEFIT LIMITATIONS AND PAYMENT

8.1 DUPLICATION OF BENEFITS

Notwithstanding any provisions of the Plan,

(a) If a Member is entitled to any retirement income or other benefits attributable to Employer contributions from any other retirement plan or annuity or under any State statute on account of disability or their equivalent (excluding Worker's Compensation payments), the benefits to which the Member may be entitled under this Plan shall be reduced. This reduction shall be in an amount equal to the portion of the other retirement income or benefit attributable to concurrent service with the Employer for which the Member is receiving a benefit under the Plan.

(b) In the determination of any benefit to which a Member will be entitled under the Plan, actuarial adjustments shall be made to reflect any amounts previously paid to the Member under the Plan.

8.2 BENEFIT REDUCTION FOR COST OF INSURANCE COVERAGE

Each Retired Member who had elected death benefits coverage under the Predecessor Plan shall have the retirement income payable to the Member reduced by the cost of group insurance premiums.

8.3 MAXIMUM BENEFIT LIMITATION

Notwithstanding any provisions of the Plan to the contrary, in no event shall a Member's monthly retirement income exceed the lesser of

(a)      $7,500 (the "Dollar Limitation"), or

(b) (b) 100 percent of the Member's average monthly compensation, as defined in Section 1.415-2(d) of the Internal Revenue Service regulations, during the three consecutive calendar years of the Member's highest earnings (which effective May 1, 1998 shall include amounts contributed by the Employer pursuant to a salary reduction agreement which are not includible in the gross income of a Member under Internal Revenue Code Sections 125, 132(f), 402(e)(3), 402(h)(1)(B), 403(b), or 457) (the "Compensation Limitation"), subject to the following provisions:

         (1) The above limitations shall apply to a benefit payable to the Member either as a life annuity or as a joint and survivor option described in Section 8.6(d). If, however, the benefit is payable in a form other than a joint and survivor option described in Section 8.6(d) or other than as a life annuity, the limitations shall apply to the single life annuity that is the Actuarial Equivalent of such benefit, as determined pursuant to this Section.

                  Solely for the purposes of this Subsection (1), the interest rate assumption for the purpose of computing the Actuarial Equivalent of a form of benefit shall be 7.5 percent. Notwithstanding the foregoing, and effective May 1, 1995, the interest rate assumption for the purpose of computing the Actuarial Equivalent of any form of benefit subject to Section 417(e)(3) of the Internal Revenue Code shall not be less than the greater of 7.5 percent or the applicable interest rate under Section 417(e)(3) of the Code.

         (2) If a benefit is payable prior to a Member's Social Security Retirement Age (as defined in Section 415(b)(8) of the Internal Revenue Code), the Dollar Limitation applicable to such benefit shall be equal to the Actuarial Equivalent using the Dollar Limitation where the Dollar Limitation is deemed to be a benefit commencing at the Member's Social Security Retirement Age. The Dollar Limitation will be reduced for retirement between ages 62 and 67 by the factors used by the Social Security Administration for the purposes of determining Social Security benefits. In the case of retirement prior to age 62, the Dollar Limitation will be further reduced to the Actuarial Equivalent of the amount determined for benefits commencing at age 62, based on an interest rate assumption of
                  7.5 percent.

                  If a benefit commences after a Member's Social Security Retirement Age, the maximum Dollar Limitation applicable to such benefit shall be the Actuarial Equivalent of the Dollar Limitation where the Dollar Limitation is deemed to be a benefit commencing at Social Security Retirement Age. Solely for the purposes of this paragraph, the interest rate assumption for the purpose of computing this Actuarially Equivalent amount shall be 5 percent.

         (3) Effective May 1, 1995, the Actuarially Equivalent benefit determined under Subsections (i) and (ii) above shall be based on the 1983 Group Annuity Mortality Table, with male mortality factors weighted 50 percent and female factors weighted 50 percent. Nothing in this Subsection (iii) or in Subsection (i) shall limit or prohibit the payment of any benefit attributable to a Member's years of participation prior to May 1, 1995, to the extent that the benefit would have been permitted under the terms of Section 415 of the Code and this Plan as in effect prior to May 1, 1995.

         (4) If the Member has fewer than ten years of participation in the Plan, the applicable Dollar Limitation shall be multiplied by a fraction, the numerator of which equals the Member's years of participation in the Plan and the denominator of which is ten. In no event will an adjustment for years of participation reduce the Dollar Limitation to an amount less than 1/10 of such limitation determined without such adjustment.

                  If the Member has fewer than ten years of service with the Employer, the limitations described in Section 415(b)(1)(B) and 415(b)(4) of the Code shall be multiplied by a fraction, the numerator of which equals the Member's years of service and the denominator of which is ten. In no event will such adjustment for years of service reduce the limitations of
                  Section 415(b)(1)(B) and 415(b)(4) to amounts less than 1/10 of such limitations determined without such adjustments.

         (5) The maximum Dollar Limitation of $7,500 shall be automatically adjusted as permitted by Internal Revenue Service regulations to reflect increases in the cost of living. As a result of such an adjustment, a benefit that had previously been limited by the provisions of this Section may be increased with respect to future payments to the lesser of the new adjusted Dollar Limitation amount or the amount of benefit which would have been payable under this Plan in accordance with Article V.

         (6) In no event shall a Member be limited to an annual life annuity under this Section of less than $1,000 for each year of service up to a maximum of $10,000, provided such Member never participated in a tax qualified defined contribution plan maintained by the Employer and the total life annuity for all defined benefit plans of the Employer does not exceed $10,000 for any Plan Year.

         (7) (For Limitation Years ending prior to May 1, 2000) Where a Member is also a participant of a tax qualified defined contribution plan maintained by the Employer, the sum of the Defined Benefit Fraction and the Defined Contribution Fraction may not exceed 1.0. Where such fraction is exceeded, the Pension Committee in conjunction with the administrative committee of the defined contribution plan shall limit the benefit payable under this Plan so that the total of the Defined Benefit Fraction and the Defined Contribution Fraction would not exceed 1.0.

                  As used herein, "Defined Benefit Plan Fraction" for any Plan Year is a fraction, the numerator of which is the Member's projected annual benefit under the Plan (determined at the close of the Plan Year) and the denominator of which is the lesser of (A) 1.25 multiplied by the Dollar Limitation for the Plan Year, or (B) 1.4 multiplied by the Compensation Limitation for the Plan Year.

                  As used herein, "Defined Contribution Plan Fraction" for any Plan Year is a fraction, the numerator of which equals the Annual Additions to the Member's account under the Employer's defined contribution plan during such Plan Year and for all prior Plan Years and the denominator of which is the lesser of
                  (A) 1.25 multiplied by the "dollar limitation" (as defined in the defined contribution plan) for such plan year or (B) 1.4 multiplied by the "compensation limitation" (as defined in the defined contribution plan) for such Plan Year.

                  An Annual Addition is the amount that is allocated to a Member's account during the Plan Year that constitutes employer contributions, employee contributions, and forfeitures. The maximum Annual Addition that may be contributed or allocated to a Member's account for any Plan Year shall not exceed the lesser of (A) $30,000 or, if greater, one-fourth of the Dollar Limitation described in this Section, or (B) 25 percent of the Member's compensation within the meaning of Section 415(c)(3) of the Internal Revenue Code. In no event shall the Annual Addition for any Plan Year prior to January 1, 1987 be recomputed to treat all employee contributions as an Annual Addition.

         For purposes of this Section, if the Accrued Benefit of an individual who is a Member as of the first day of the calendar year beginning on or after January 1, 1987, exceeds the benefits limitations under
         Section 415(b) of the Internal Revenue Code, then for purposes of
         Section 415(b) and (e)(2) of the Internal Revenue Code, the Dollar Limitation with respect to such individual shall be equal to such Accrued Benefit.

         All tax qualified defined benefit plans of the Employer, whether or not terminated, are to be treated as one defined benefit plan, and all tax qualified defined contribution plans of the Employer, whether or not terminated, are to be treated as one defined contribution plan. In applying the limitations under this Section, the qualified plans of any business entity that is not an Employer shall be aggregated with the Plan or any other plan of the Employer if that entity would be a member of a controlled group with the Employer as defined in Section 1563(a) of the Internal Revenue Code (determined without regard to Subsections
         (a)(4) and (e)(3)(C) thereof) if the phrase "at least 80 percent" in
         Section 1563(a)(1) was replaced with "more than 50 percent."

8.4 APPLICATION FOR BENEFITS

A Member may be required to complete and file with the Pension Committee an application for his or her retirement benefit or other benefit payable under the Plan, and to furnish all information requested by the Committee necessary for the determination of the benefit. The failure of the Member to complete and file the application or to supply the requested information will result in a delay in the payment of the Member's benefit until the application has been completed and filed, and the required information received.

8.5 BENEFIT PAYMENT PERIOD

(a) Subject to Section 8.6, all benefits shall be payable monthly commencing as of the first day of the month coincident with or next following the Member's Retirement Date, or the benefit commencement date elected by a Member in accordance with Section 5.2 or 6.2.

(b) All benefits will be suspended during any month following the Member's reemployment by the Employer or any of its subsidiaries or affiliates for at least 40 Hours of Service, or following a Member's continued employment subsequent to his or her Normal Retirement Date where the Member is employed for at least 40 Hours of Service.

         In the case of a Member whose benefits are to be suspended after his or her Normal Retirement Date, the Pension Committee shall notify him or her of the suspension. This notice shall be by personal delivery or first class mail during the first calendar month for which payments are withheld. This notice shall contain:

         (1) a general description of the reasons why payments are suspended;

         (2) a general description of the Plan provisions relating to the suspension of benefits;

         (3)      a copy of these Plan provisions;

         (4) a statement that applicable Department of Labor regulations may be found in Section 2530.203-3 of Title 29 of the Code of Federal Regulations; and

         (5) a statement that a review of the suspension may be requested under the appeals procedure in Section 9.8.

          If the summary plan description for the Plan contains information that is substantially the same as the information required by this Subsection, the notice may refer the Member to the relevant pages of the summary, provided that the Member is informed how to obtain a copy of the summary or the relevant pages and that requests for information are honored within 30 days.

(c) All benefits shall cease with the last monthly payment prior to the death of the last payee.

8.6 FORM OF BENEFIT PAYMENT

(a) A Vested Member entitled to a benefit in accordance with Section 6.2 may elect, on a form filed with the Pension Committee, to receive a lump sum payment equal to the Member's Contributions Account. An election by a married Member must comply with the requirements of Subsection (e).

(b) A Member who is not legally married on the date his or her pension benefit is to commence shall receive the benefit, less any distribution elected in accordance with Subsection (a), payable under Section 1.15(a) as a Normal Form of Retirement Income, unless the Member elects an optional form available under Subsection (d). Any such election shall be valid only if the Member is furnished with an explanation of the material features of the optional forms of payment between 30 and 90 days before the Member's Annuity Starting Date.

(c) A Member who is legally married on the date his or her pension benefit is to commence shall receive the benefit, less any distribution elected in accordance with Subsection (a), payable under Section 1.15(b) as a Normal Form of Retirement Income, unless the Member elects an optional form available under Subsection (d). Any such election must comply with the requirements of Subsection (e).

(d) A Member may elect, on a form supplied by and filed with the Pension Committee prior to the date the Member's pension benefit is to commence, to receive the Actuarial Equivalent of his or her Normal Form of Retirement Income payable under one of the optional forms set forth in this Subsection.

         OPTIONAL FORMS:

         OPTION 1.        66-2/3 PERCENT JOINT AND SURVIVOR BENEFIT

          A retirement benefit payable during the life of the Retired Member with the provision that after his or her death the benefit shall continue at 66-2/3 percent of such rate during the life of, and shall be paid to, the Beneficiary designated by the Retired Member in writing to the Pension Committee, if such Beneficiary survives the Retired Member.

          OPTION 2.       50 PERCENT JOINT AND SURVIVOR BENEFIT

          A retirement benefit payable during the life of the Retired Member with the provision that after his or her death the benefit shall continue at 50 percent of such rate during the life of, and shall be paid, to the Beneficiary designated by the Retired Member in writing to the Pension Committee, if the Beneficiary survives the Retired Member.

          OPTION 3.       60 MONTH PERIOD CERTAIN BENEFIT

          A retirement benefit payable during the life of the Retired Member, with the provision that in the event of the Member's death prior to receipt of 60 monthly payments, the same benefit shall continue and be paid to the Beneficiary designated in writing to the Pension Committee by the Retired Member until all such 60 monthly payments have been made.

          OPTION 4.       120 MONTH PERIOD CERTAIN BENEFIT

          A retirement benefit payable during the life of the Retired Member, with the provision that in the event of the Member's death prior to receipt of 120 monthly payments, the same benefit shall continue and be paid to the Beneficiary designated in writing to the Pension Committee by the Retired Member until all such 120 monthly payments have been made.

         Notwithstanding the foregoing, no payment option shall be permitted which would provide benefit payments extending beyond the lives of the Retired Member and his or her Beneficiary, or the life expectancy of the Retired Member and his or her Beneficiary. All distributions shall be made in accordance with Section 8.10.

(e)      (1)      An election by a married Member to waive the Normal Form of
                  Retirement Income must be filed with the Pension Committee within the 90-day period ending on the Member's Annuity
                  Starting Date. For this election to be effective--

                  (A) the Member's spouse must consent in writing to the election;

                  (B) the election and the consent must specify the optional form of benefit elected;

                  (C) the election and the consent must designate a Beneficiary (if applicable);

                  (D) the Member's spouse must acknowledge the financial consequences of the consent; and

                  (E) the spouse's consent must be witnessed by a person designated by the Pension Committee or a notary public.

         (2) Notwithstanding the foregoing provisions, the consent of a Member's spouse shall not be required where--

                  (A) the Member elects a joint and survivor benefit under Option 1 in Subsection (d) with his or her spouse as Beneficiary;

                  (B) the Pension Committee determines that the required consent cannot be obtained because there is no spouse or the Member's spouse cannot be located;

                  (C) the Pension Committee determines that the Member is legally separated;

                  (D) the Pension Committee determines that the Member has been abandoned within the meaning of local law and there is a court order to that effect; or

                  (E) there exists any other circumstance (as determined by the Pension Committee) prescribed by law as an exception to the consent requirement.

         (3) An election by a married Member to waive the Normal Form of Retirement Benefit may be revoked by the Member in writing without the consent of his or her spouse at any time during the election period. Any subsequent election by a Member to waive the Normal Form of Retirement Benefit, or any subsequent modification of a prior election (other than a revocation of a waiver of the Normal Form of Retirement Benefit or a change in the form of payment or designation of Beneficiary where there is in effect a valid general consent), must comply with the requirements in Subsection (e)(i). A spouse's consent shall be considered a "general consent" if the following requirements are satisfied:

                  (A) the consent permits the Member to waive the Normal Form of Retirement Benefit;

                  (B) the consent permits the Member to change the optional form of benefit payment and the Beneficiary (as applicable) without any requirement of further consent by the spouse; and

                  (C) the spouse acknowledges in the consent that he or she has the right to limit consent to a specific optional form of benefit and Beneficiary (as applicable) and that he or she voluntarily relinquishes either or both of these rights (as applicable).

         (4) The Pension Committee shall provide to each Member by mail or personal delivery between 30 and 90 days before the Member's Annuity Starting Date a written explanation of the Normal Form of Retirement Benefit. This explanation shall describe the terms and conditions of the benefit, the material features and relative values of other optional forms of benefit available under the Plan, the Member's right to make (and the effect of) an election to waive the benefit, the right of the Member's spouse to consent in writing to the waiver, and the right to make (and the effect of) a revocation of an election to waive the benefit.

(f) Notwithstanding anything in the Plan to the contrary, a Participant may elect (with the applicable spousal consent) to waive any requirement that the written explanation described above be provided at least 90 days before the date benefits commence (or to waive the 90 day requirement described above) if the distribution commences more than 7 days after such explanation is provided

(g) Notwithstanding Subsections (b), (c), and (d), in no event shall any benefit payable to a Member and the spouse or Beneficiary be less than the Member's Contributions Account.

(h)      Notwithstanding the foregoing Subsections:

         (1) if the amount of any retirement income payable is less than $50 per month, the Pension Committee may determine to pay this benefit quarterly, semiannually, or annually.

         (2) if the value of a Participant's vested Accrued Benefit is less than (or at the time of any prior distribution (i) in Plan Years beginning August 6, 1997, is less than $3,500 or (ii) in Plan Years beginning after August 5, 1997, is less than $5,000, and the Accrued Benefit is immediately distributable the Pension Committee shall distribute this benefit in the form of a lump sum payment as soon as practicable following the Member's Annuity Starting Date or death (whichever is applicable).

         In the event the lump sum value distributed to the Retired Member in accordance with Paragraph (ii) is equal to the present value of the Retired Member's Accrued Benefit, the Retired Member's Credited Service prior to the date of distribution shall not be counted for any purposes of the Plan in the event of the subsequent reemployment of the Retired Member by the Employer.

         In the event the lump sum value distributed to the Retired Member in accordance with Paragraph (ii) is less than the present value of the Member's Accrued Benefit, the Retired Member may upon return to the employ of the Employer, repay the amount calculated under Section 3.3. In the absence of the repayment, the Retired Member's Credited Service prior to the date of distribution shall not be counted for any purposes of the Plan.

(i) Subsequent to the later of the commencement of a Member's benefit under the Plan, or 90 days following receipt by the Member of information concerning his or her options under the Plan, no change in the form in which the benefit is being paid, or in the Beneficiary or joint annuitant chosen by the Member will be permitted, except that upon the death of a Beneficiary where Option 3 or Option 4 of Subsection (d) had been elected by the Member, the Member may choose an alternative Beneficiary.

(j) The Pension Committee may promulgate rules and regulations governing all aspects of this Article.

8.7 REEMPLOYMENT

(a) If a Retired Member is reemployed by the Employer prior to his or her Normal Retirement Date and retirement benefit payments are suspended in accordance with Section 8.5(b), any election of an optional benefit in accordance with Section 8.6 shall become void, and the provisions of
         Section 7.2 hereof shall again become effective. An amount equal to the actuarial reserve attributable to the part of the Member's Accrued Benefit provided by his or her own contributions shall be credited with interest at the rate set forth in Section 3.1(b). Any Vesting Service and Credited Service to which the Member was entitled when he or she retired shall be restored to the Member, and upon subsequent retirement, retirement benefits shall be based on Monthly Earnings (or Average Monthly Compensation, as applicable) and Credited Service before and after the period of prior retirement.

(b) If a Retired Member is reemployed by the Employer after his or her Normal Retirement Date and the Member's retirement benefit payments are suspended in accordance with Section 8.5(b), in the event of death during this period any payments under an optional benefit in accordance with Section 8.6 (if one has been elected and has become effective) shall commence, or if no such election has been made, the provisions of
         Section 7.2 hereof shall become effective.

8.8 SUBSTITUTE PAYEE

If the Pension Committee finds that a Member or Beneficiary entitled to receive any benefits hereunder is a minor, or in the judgment of the Pension Committee is unable to care for his or her affairs because of a physical or mental condition, the Pension Committee may pay the benefit due the payee to his or her spouse, child, parent, brother, or sister, or such other persons or institutions as, in the judgment of the Pension Committee, are then maintaining or have custody of the payee, unless a prior claim has been made by a legally appointed guardian, committee, or other legal representative of the payee.

8.9 UNCLAIMED BENEFITS

Notwithstanding any other provisions of the Plan, in the event that all consecutive checks in payment of benefits under the Plan remain outstanding at the expiration of six months from the date of mailing of the first check to the last known address of the payee, the Trustee shall stop payment of all outstanding checks and shall suspend the issuance of any further checks to the payee until the current address of the payee is ascertained.

8.10 DISTRIBUTION

All distributions shall comply with the required minimum distribution requirements under the proposed regulations under Section 401(a)(9) of the Code released in July 1987 for distributions made for taxable years commencing before January 1, 2002, and the proposed regulations under Section 401(a)(9) of the Code released in January 2001 for distributions made for taxable years commencing January 1, 2002.

If the Member dies before benefits commence, the Member's entire interest must be distributed over a period not extending beyond five years from the Member's death, unless (a) the distribution is to a designated Beneficiary, in which event the benefit must commence no later than one year or a later date as the Secretary of the Treasury may designate in regulations, and may be paid over the life or life expectancy of the designated Beneficiary in substantially equal installments; or (b) the designated Beneficiary is the Member's spouse, in which event the distribution of the benefit must commence when the Member would have attained age 70-1/2 and be distributed in substantially equal installments over a period not extending beyond the life or life expectancy of the spouse. If distributions have commenced to a Member and the Member dies before receiving his or her entire interest under the Plan, the remaining portion of this interest shall be distributed to his or her Beneficiary at least as rapidly as under the method of distribution selected by the Member.

8.11 TOP-HEAVY PLAN ADJUSTMENTS

(a)      DEFINITIONS:

         "Top-Heavy Plan" shall mean any plan (or group of plans) that provides more than 60 percent of the present value of its Accrued Benefits to Key Employees, as determined on the last day of the preceding plan year for existing plans, and the last day of the first plan year for new plans; or that this Plan is part of a Required Aggregation Group and the Required Aggregation Group is top-heavy.

         The Accrued Benefit of an individual who has not been an Employee with respect to any plan of the Employer for the five-year period ending on the determination date is to be disregarded for the purpose of determining whether the Plan is top-heavy.

         Notwithstanding anything in this paragraph to the contrary, this Plan shall not be a Top-Heavy Plan in any Plan Year in which this Plan is part of a Required or Permissive Aggregation Group that is not top-heavy. This Plan shall also not be a Top-Heavy Plan if it is part of a Permissive Aggregation Group that is top-heavy, but this Plan is not required to be part of a Required Aggregation Group.

         "Key Employee" shall mean an Employee, Member, and Beneficiary who, at any time in the current Plan Year or the four preceding Plan Years, is or was--

         (1) an officer having annual compensation greater than 50 percent of the limit in effect under Section 415(b)(1)(A) of the Internal Revenue Code for that year;

         (2) an Employee having annual compensation of more than the limit in effect under Section 415(c)(1)(A) of the Internal Revenue Code and owning one of the ten largest interests in the Employer;

         (3)      a 5 percent owner of the Employer; or

         (4) a 1 percent owner of the Employer having annual compensation of more than $150,000.

         The number of Members deemed to be officers of the Employer for this purpose shall be the greater of 10 percent of the number of Employees or three Employees. In no event, however, shall the number of Members deemed to be officers of the Employer for this purpose exceed 50. For purposes of determining which individuals are Key Employees, "compensation" shall mean compensation as defined in Section 414(a)(7) of the Internal Revenue Code.

         "Non-Key Employee" shall mean any Employee who is not a Key Employee. Non-Key Employees include Employees who are former Key Employees.

         "Required Aggregation Group" shall include each plan of the Employer in which a Key Employee is a Member and each other plan of the Employer which enables any plan described herein to meet the requirements of
         Section 401(a)(4) or 410 of the Internal Revenue Code. The Employer, at its election, may treat any plan of the Employer not required to be included in the Aggregation Group as part of such group provided that after inclusion of such plan, the Aggregation Group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Internal Revenue Code.

         Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan may become a part, is top-heavy, the Accrued Benefit of an Employee other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or, if there is no such method, as if the benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Internal Revenue Code.

         "Permissive Aggregation Group" shall include plans of the Employer that are required to be aggregated, plus one or more plans of the Employer that are not part of the Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 when considered together with the Required Aggregation Group.

(b) For any Plan Year that this Plan is deemed top-heavy, the following provisions will automatically take effect.

         INCLUDIBLE COMPENSATION

         The amount of an Employee's compensation that may be taken into account in determining benefits under the Plan shall not exceed:

         (a) $200,000 (or other amount determined by the Secretary of the Treasury under Section 401(a)(17) of the Internal Revenue
                  Code) for any Plan Year beginning prior to May 1, 1994; or

         (b) $150,000 (or other amount determined by the Secretary of the Treasury under Section 401(a)(17) of the Internal Revenue
                  Code) for any Plan Year beginning on or after May 1, 1994.

         VESTING

         Once this Plan becomes Top-Heavy and during the time that it is Top-Heavy, notwithstanding any other vesting provision of this Plan to the contrary, the Member shall be entitled to a vested interest in his or her Accrued Benefit as follows:

         -------------------------------------------------------
         YEARS OF SERVICE                 VESTING PERCENTAGE
         -------------------------------------------------------

         Less than 2 years                             0%

         After 2 years                                20%

         After 3 years                                40%

         After 4 years                                60%

         After 5 years                               100%
         -------------------------------------------------------

         MINIMUM BENEFITS

         A benefit on behalf of a Member who is not a Key Employee when expressed as a life annuity, shall be not less than 2 percent of the Member's highest average compensation as defined in Section 1.415-2(d) of the Internal Revenue Service regulations for the five consecutive years for which the Member had the highest compensation multiplied by each of the first ten years of his or her Credited Service in which the Plan is top-heavy. Amounts paid by the Employer for the year to provide social security benefits for the Employee are disregarded. Thus, the required minimum benefit for a Non-Key Employee may not be eliminated or reduced on account of benefits attributable to taxes paid by the Employer under social security.

         For purposes of the minimum benefit, notwithstanding Hours of Service, any Member employed at the end of the Plan Year will accrue a minimum benefit.

         IMPACT ON MAXIMUM BENEFITS

         For any Plan Year in which the Plan is a Top-Heavy Plan, Section 8.3 shall be read by substituting the number 1.0 for the number 1.25.

(c) The requirements of this Section shall not apply with respect to any Employee included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and an Employer if retirement benefits were the subject of good faith bargaining between the Employee representatives and the Employer.

8.12 ELIGIBLE ROLLOVER DISTRIBUTIONS

This section applies to distributions made on or after January 1, 1993.

(a)      GENERAL RULE.

         Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Pension Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b)      DEFINITIONS.

         (1) ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Internal Revenue Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (2) ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

         (3) DISTRIBUTEE. A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         (4) DIRECT ROLLOVER. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

ARTICLE 9. ADMINISTRATION OF THE PLAN

9.1 APPOINTMENT OF PENSION COMMITTEE

(a) The Board of Directors shall appoint a Pension Committee, consisting of no more than five members, to serve at its pleasure in administering the Plan.

(b) Any person appointed as a member of the Pension Committee shall signify his or her willingness to serve as such member by the filing of a written acceptance with the Board of Directors and the Pension Committee. Any member of the Pension Committee may resign by delivering his or her written resignation to the Board of Directors and the Pension Committee, and such resignation shall become effective upon the date the resignation is received by the Board of Directors or such other date as may be agreeable between the Board of Directors and the resigning member.

(c) Vacancies in the Pension Committee arising by resignation, death, removal, or otherwise shall be filled by the Board of Directors. If no members of the Committee are in office, the Board of Directors shall be deemed the Pension Committee.

9.2 ORGANIZATION AND OPERATION OF THE PENSION COMMITTEE

(a) The Pension Committee shall endeavor to act, in carrying out its duties and responsibilities, in the interest of the Members and Beneficiaries with the care, skill, prudence, and diligence under the prevailing circumstances that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and aims.

(b) The Pension Committee shall act by a majority of its members or by unanimous approval of its members if there are two or fewer members in office at the time, and any action may be taken either by a vote taken in a meeting or by action taken in writing without the formality of convening a meeting. In the event of a deadlock, the Pension Committee shall determine the method for resolving such deadlock.

         If there are two or more Pension Committee members, no member shall act upon any question pertaining solely to that member, and the other members shall alone make any determination required by the Plan in respect thereof.

(c) The Pension Committee may authorize any one or more of its members to execute any document on behalf of the Pension Committee.

(d) The Pension Committee may by written majority decision delegate specific duties and powers to one or more of its members. Such delegation shall remain in effect until rescinded in writing by a majority of the members of the Pension Committee. The member or members so designated shall be solely liable, jointly and severally, for their acts or omissions with respect to such delegated responsibilities. All other members shall be relieved of responsibility and liability for duties and powers properly delegated to any other member of the Pension Committee.

(e) The Pension Committee shall endeavor not to directly or indirectly engage in any prohibited transactions, as set forth in the Employee Retirement Income Security Act of 1974 ("ERISA").

9.3 DUTIES AND RESPONSIBILITIES OF THE PENSION COMMITTEE

The Pension Committee, except for such investment and other responsibilities vested in the Trustee or an investment manager in accordance with the provisions of the Trust Agreement, shall have full discretionary authority and responsibility for administering the Plan in accordance with its provisions and under applicable law.

The duties and responsibilities of the Pension Committee shall include, but shall not be limited to, the following:

(a) To appoint such "enrolled actuaries" (as defined in ERISA), accountants, consultants, administrators, counsel, or such other persons it deems necessary for the administration of the Plan.

         Members of the Pension Committee shall not be precluded from serving the Pension Committee in one or more of such individual capacities.

(b) To determine all benefits and resolution of all questions arising from the administration, interpretation, and application of Plan provisions, either by general rules or by particular decisions so as not to discriminate in favor of or against any person and so as to treat all persons in similar circumstances in a uniform manner.

(c) To advise the Trustee with respect to all benefits that become payable under the Plan and to direct the Trustee as to the manner in which such benefits are to be paid.

(d) To adopt such forms and regulations it deems advisable for the administration of the Plan and the conduct of its affairs.

(e) To adopt actuarial assumptions deemed reasonable in the aggregate by an "enrolled actuary," a funding policy, and the schedule for amortization of any unfunded accrued liability.

(f) To take such steps as it considers necessary and appropriate to remedy any inequity resulting from incorrect information received or communicated or as a consequence of administrative error.

(g) To assure that its members, the Trustee, and every other person who handles funds or other property of the Plan are bonded as required by law.

(h) To settle or compromise any claims or debts arising from the operation of the Plan and to defend any claims in any legal or administrative proceeding.

         To the extent permitted by law, all findings of fact, determinations, interpretations, and decisions of the Pension Committee shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Plan.

9.4 RECORDS AND REPORTING

(a) The Pension Committee shall keep a record of its proceedings and acts and shall keep books of account, records, and other data as may be necessary for the proper administration of the Plan.

(b) The Pension Committee shall make its records available to the Employer, or any Member or Beneficiary for examination during regular business hours, except that a Member or Beneficiary shall examine only such records as pertain exclusively to himself or herself and such other material as may be required by law.

(c) The Pension Committee shall furnish to each Member or Beneficiary any copies of documents and such other material as may be required by law. The Pension Committee shall also provide upon written request of a Member or Beneficiary copies of required material it deems appropriate or as may be required by law, in which case the Member or Beneficiary may be required to pay the reasonable cost of preparing and furnishing such material as the Pension Committee shall determine, or as prescribed and limited by law.

9.5 REQUIRED INFORMATION

The Employer, Members, and Beneficiaries shall furnish to the Pension Committee any information or proof requested by the Pension Committee and required for the proper administration of the Plan. Failure on the part of any Member or Beneficiary to comply with such request shall be sufficient grounds for the delay in payment of benefits under the Plan until the requested information or proof is received.

9.6 PAYMENT OF EXPENSES

Members of the Pension Committee shall serve the Pension Committee without compensation. The expenses of the Pension Committee, as may be agreed upon in writing between the Employer and the Committee, shall be payable in accordance with Section 3.5.

9.7 INDEMNIFICATION

The Employer agrees to indemnify and hold the Pension Committee harmless against liability incurred in the administration of the Plan, except that each member of the Committee shall solely be liable for his or her own gross negligence or willful misconduct.

9.8 PROCEDURE FOR APPEAL OF DENIAL OF BENEFITS

(a) The Pension Committee shall provide notice in writing to any Member or Beneficiary where a claim for benefits under the Plan has been denied in whole or in part. Such notice shall be made within 90 days of the receipt by the Committee of the Member's claim or, if special circumstances require, and the Member is so notified in writing, within 180 days of the receipt by the Committee of the Member's claim. The notice shall (i) set forth the specific reasons for the denial of benefits, (ii) contain specific references to Plan provisions relevant to the denial, (iii) describe any material and information, if any, necessary for the claim for benefits to be allowed, that had been requested, but not received by the Pension Committee, and (iv) advise the Member or Beneficiary that any appeal of the Pension Committee's adverse determination must be made in writing to the Pension Committee, within 60 days after receipt of this notification, setting forth the facts upon which the appeal is based.

(b) If the Member or Beneficiary fails to appeal the Pension Committee's denial of benefits in writing and within 90 days, the Pension Committee's determination shall become final and conclusive.

(c) If the Member or Beneficiary timely appeals the Pension Committee's denial of benefits, the Pension Committee shall reexamine all issues relevant to the original denial of benefits. The Pension Committee may in addition, upon at least ten days written notice, request the claimant or his or her representative to personally appear before it to make an oral presentation or answer questions that may have been raised, or the Member or his or her representative may make a request to personally appear before the Committee.

(d) The Pension Committee shall advise the Member or Beneficiary in writing of its decision and the specific reasons on which such decision was based within 60 days of receipt of the written appeal, or personal appearance of the Member or his or her representative, unless special circumstances require an extension of such 60 day period for not more than an additional 60 days. Where such extension is necessary the Member shall be given written notice of the delay.

ARTICLE 10. AMENDMENT, MERGER, AND TERMINATION OF THE PLAN

10.1 AMENDMENT

The Plan may be wholly or partially amended by written resolution of the Board of Directors or, to the extent permissible, by a written instrument signed by the appropriate officers of Simmons Company, provided that--

(a) prior to the satisfaction of all expenses of the Trust Fund and all liabilities under the Plan with respect to all Members or their Beneficiaries, no amendment may be made that would permit any part of the Trust Fund to be used for or diverted to purposes other than for
         (i) the exclusive benefit of the Members or their Beneficiaries, and
         (ii) payment of expenses of the Plan and Trust Fund; and

(b) no amendment shall deprive any Member or Beneficiary of any benefit already accrued and payable, unless such amendment is approved by the Secretary of Labor in accordance with provisions of ERISA.

         Notwithstanding the foregoing provisions, any amendment may be retroactive to conform the Plan to governmental regulations or requirements so as to establish or maintain the Plan's qualification and the Trust Fund's tax-exempt status.

10.2 MERGER OF PLANS

Upon the merger or consolidation of this Plan with any other plan or the transfer of assets or liabilities from the Trust Fund to another trust, all Members shall be entitled to a benefit at least equal to the benefit they would have been entitled to receive had the Plan been terminated in accordance with
Section 10.3 immediately prior to such merger, consolidation, or transfer of assets or liabilities.

10.3 TERMINATION

While the Plan and Trust Fund are intended to be permanent, they may be terminated by any time by the Board of Directors, provided that prior to the satisfaction of all expenses (including any expenses incurred in effectuating the termination of the Plan and Trust Fund) and all liabilities with respect to Members or their Beneficiaries, no part of the Trust Fund is to be used for or diverted to purposes other than for the payment of the expenses of the Trust Fund except as provided in the last paragraph of Section 10.4.

A partial termination of the Plan may occur when there is such a reduction in the number of participants under the Plan as to constitute a "partial termination" under the Internal Revenue Code and its applicable regulations.

Written notification of such termination or partial termination shall be given to each participating Employer, the Trustee, the Pension Committee, and each Member and Beneficiary entitled to or receiving benefits. In addition, notice of the proposed termination shall be filed with the Pension Benefit Guaranty Corporation and the Internal Revenue Service.

Upon the complete or partial termination of the Plan, the rights of the affected Members to benefits accrued to the date of such complete or partial termination, to the extent funded based on the order of allocation set forth in Section 10.4, shall be nonforfeitable, and such Members shall have further recourse to the Pension Benefit Guaranty Corporation.

10.4 MANNER AND ORDER OF ALLOCATION OF TRUST FUND

In the event of the termination of the Plan and Trust Fund in accordance with
Section 10.3, the Trustee, after reserving an amount from the Trust Fund sufficient to pay expenses, including expenses resulting from such termination, shall allocate the Trust Fund in accordance with the directions of the Pension Committee in the following manner and order to the extent of its sufficiency to provide:

(a) FIRST, an amount equal to a Member's Contributions Account, or if retirement income payments are being made to the Member or his or her joint annuitant or Beneficiary at the date of termination of the Plan and Trust Fund or discontinuance of contributions of an Employer, an amount shall be allocated equal to such Member's Contributions Account, less the benefit payments made from the Trust Fund to the Member and his or her Beneficiary prior to such termination of the Plan and Trust Fund or discontinuance of contributions of an Employer;

(b) SECOND, the benefits of Members or Beneficiaries that were in pay status as of the beginning of the three-year period ending on the termination date of the Plan, or that would have been in pay status as of such date if the Member had retired in accordance with Article IV, based on the provisions of the Plan in effect during the five-year period ending on such date, under which such benefits would be the least;

(c) THIRD, all other benefits under the Plan, if any, guaranteed by the Pension Benefit Guaranty Corporation in accordance with Section 4022 of ERISA determined without regard to Section 4022(b)(5) and 4022(b)(6) of such Act;

(d) FOURTH, all other nonforfeitable benefits under the Plan. If the balance of the Trust Fund assets for allocation under this Subsection is not sufficient to satisfy these benefits in full, the following Paragraphs shall be applicable with respect to the order of allocation under this Subsection:

         (1) Except as provided in Paragraph (ii), first the remaining Trust Fund assets shall be allocated on the basis of the benefits which would have been described in this Subsection under the Plan as in effect at the beginning of the five-year period ending on the date of the Plan's termination.

         (2) If the Trust Fund assets available for allocation under Paragraph (i) are sufficient to satisfy in full the benefits described in such Paragraph (without regard to this Paragraph), then for purposes of Paragraph (i), benefits described shall be determined on the basis of the Plan as amended by the most recent Plan amendment effective during such five-year period under which the remaining Trust Fund assets available for allocation are sufficient to satisfy in full the benefits described in Paragraph (i) on the basis of the Plan as amended by the next succeeding Plan amendment in effect during such period.

(e)      FIFTH, all other benefits under the Plan.

The amount allocated under any Subsection of this Section with respect to any benefit shall be properly adjusted for any allocation of assets with respect to that benefit previously made under a prior Subsection.

If the balance of the Trust Fund assets available for allocation under this Section (other than Subsections (d) and (e)) are insufficient to satisfy the full benefits of the Members or Beneficiaries, the remaining assets shall be allocated pro rata among such persons on the basis of the present value, as of the termination date, of their respective benefits described in that Subsection.

If the Internal Revenue Service determines that the allocation under Subsections
(d) and (e) would result in discrimination prohibited by Section 401(a)(4) of the Internal Revenue Code, a reallocation shall be made to the extent deemed necessary by the Internal Revenue Service to avoid such discrimination.

Any excess balance remaining in the Trust Fund, after all liabilities to Members and their Beneficiaries have been satisfied and after all expenses of the Plan and Trust Fund have been satisfied, shall, at the direction of the Pension Committee, be paid to the Employer.

10.5 DISTRIBUTION METHODS AND SATISFACTION OF LIABILITY

As soon as administratively feasible following (a) notification by the Pension Benefit Guaranty Corporation that the Trust Fund is sufficient to discharge when due all obligations of the Plan with respect to guaranteed benefits, and (b) receipt of a favorable letter of determination from the Internal Revenue Service with regard to the termination of the Plan and Trust Fund, the Trustee shall distribute or set aside to or for the benefit of each Member or Beneficiary, the respective amounts allocated, in accordance with Section 10.4, in such manner, through such trust funds, annuity contracts, or other means as the Pension Committee shall direct.

If the amount allocated is less than the full purchase price of an annuity to provide an equivalent benefit and if the Pension Committee has directed that an annuity be purchased, such amount as so allocated shall be applied to the purchase of the annuity, and anything herein to the contrary notwithstanding, any and all liability of the Trust Fund to the Member or his or her Beneficiary shall be fully discharged by such application and purchase, even though the benefit may be reduced thereby.

Any annuity contract purchased and distributed under the Plan shall be subject to the provisions of Section 8.6 of the Plan.

ARTICLE 11. PARTICIPATING EMPLOYERS

11.1 ADOPTION OF PLAN

Any corporation, division, plant, or other entity may, with the approval of the Board of Directors and upon the execution of an adoption agreement, adopt the Plan and thereby become an Employer.

11.2 ALTERNATIVE PROVISIONS

Each Employer may, in lieu of the provisions of the Plan, adopt such alternative provisions as to itself as shall be acceptable to the Board of Directors.

11.3 DISCONTINUANCE OF CONTRIBUTIONS, WITHDRAWAL, OR TERMINATION BY PARTICIPATING EMPLOYERS

Each Employer having adopted the Plan shall have the right at any time to discontinue future accruals with respect to its Employees, withdraw from the Plan, or terminate the Plan as to itself.

11.4 MERGER OF TWO EMPLOYERS

A transfer of Members and Employees between Employers as the result of a sale of assets or merger shall be considered as a merger of the interest in the Plan and Trust Fund as attributable to the Members of both such Employers and shall not be deemed a termination of the Plan or Trust Agreement. In addition, the transfer of such Employees shall not be deemed a termination of employment for any purposes of the Plan and Trust Agreement.

ARTICLE 12. RESTRICTIONS ON BENEFITS

12.1 RESTRICTIONS PRIOR TO MAY 14, 1990

Notwithstanding any other provisions in the Plan to the contrary, for periods prior to May 14, 1990, the benefits provided under this Plan for Employees (including retired Employees) who are among the 25 most highly compensated Employees as of the date the initial adoption of this Plan became effective or as of any later date as of which any amendment of the Plan increases the retirement benefits hereunder for such Employees (each of which dates shall hereinafter be referred to as a "Restricted Date"), and whose anticipated annual benefits from Employer contributions exceed $1,500, shall be subject to the following restrictions:

(a) If on any date prior to ten years after a Restricted Date the Plan is terminated, the benefits from Employer contributions payable to any Employee in this group shall not exceed the benefit that can be provided from the greater of the following:

         (1) the Employer contributions (or funds attributable thereto) that would have been applied to provide benefits for the Employee under the Plan as in effect on the day before such applicable Restricted Date had it continued in effect unchanged to such date of termination of the Plan;

         (2)      $20,000;

         (3)      the sum of--

                  (A) the Employer contributions (or funds attributable thereto) that would have been applied to provide benefits for the Employee under the Plan as in effect on the day before such applicable Restricted Date, if it had been terminated on the day before such applicable Restricted Date; and

                  (B) an amount computed by multiplying $10,000 or 20 percent of the Employee's average annual compensation for the last five years of his or her Vesting Service, whichever is the lesser, by the number of years elapsing between the applicable Restricted Date and such date of termination of the Plan; or

         (4) the present value of the benefit guaranteed for such Participant under Section 4022 of ERISA.

(b) If any Member in this group leaves the employ of the Employer when the full current costs have not been met, the funds or benefits from Employer contributions that any Member in such group may receive (including any funds or benefits from Employer contributions he or she has already received) shall not, at any time prior to ten years after an applicable Restricted Date, exceed the funds or benefits from Employer contributions that he or she could receive in accordance with Subsection (a) above if the Plan were terminated at the time he or she receives such funds or benefits; provided, however, that neither Subsection (b) nor Subsection
         (a) of this Section 12.1 shall restrict the current payment of the full monthly retirement benefits called for by the Plan for any Member in such group while the Plan is in full effect and its full current costs have been met.

12.2 RESTRICTIONS ON BENEFITS

Notwithstanding any other provisions in this Plan to the contrary, for the period beginning on May 14, 1990, the Plan must observe the restrictions described in Subsections (a) and (b).

(a) In the event of a plan termination, the benefit payable to any Member who is a highly compensated Employee (including a former Employee) as defined in Section 414(q) of the Internal Revenue Code must be nondiscriminatory under Section 401(a)(4) of the Code.

(b) Annual benefits payable to Members described in Subsection (a) who are also among the 25 most highly compensated Employees or former Employees are limited to the amount that could be paid out as a single life annuity that is the Actuarial Equivalent of the Employee's Accrued Benefit and other benefits to which the Employee is entitled under the Plan unless--

         (1) after the payment of such benefit, the value of Plan assets equals or exceeds 110 percent of the value of the Plan's "current liabilities" (as defined in Section 412(l)(7) of the Code);

         (2) the value of such benefit is less than 1 percent of the value of the Plan's "current liabilities" (as defined in Section 412(l)(7) of the Code); or

         (3)      the value of such benefit does not exceed $3,500.

ARTICLE 13. GENERAL PROVISIONS

13.1 EXCLUSIVENESS OF BENEFITS

(a) The Plan has been created for the exclusive benefit of the Members and their Beneficiaries. No part of the Trust Fund shall ever revert to the Employer nor shall such Trust Fund ever be used other than for the exclusive benefit of the Members and their Beneficiaries, except as provided in accordance with Sections 3.4(b), 10.4, and 13.9, and Subsection (b) below. No Member or Beneficiary shall have any interest in or right to any part of the Trust Fund, or any equitable right under the Trust Agreement except to the extent expressly provided in the Plan or Trust Agreement.

(b) Notwithstanding Subsection (a), the Pension Committee and the Trustee shall comply with a qualified domestic relations order as such term is defined under Section 206(d) of ERISA. The Pension Committee shall develop procedures to determine whether a domestic relations order is qualified under Section 206(d) of ERISA.

(c) Notwithstanding subsection (a), the Plan shall honor a judgment, order, decree or settlement providing for the offset of all or part of a Participant's benefits under the Plan to the extent permitted under Internal Revenue Code Section 401(a)(13)(C); provided that the requirements of Internal Revenue Code Section 401(a)(13)(C)(iii) relating to the protection of the Participant's spouse (if any) are satisfied.

13.2 LIMITATION OF RIGHTS

The establishment of this Plan shall not be considered as giving to any Member or other employee of the Employer the right to be retained in the employ of the Employer, and all Members and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

13.3 NONASSIGNABILITY

No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any such action shall be void for purposes of the Plan. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements, or torts of any person, nor shall it be subject to attachment or other legal process for or against any person, except to such extent as may be required by law and except with respect to debts of a Member to the Employer, but such debts to the Employer which may be subject to attachment shall not exceed 10 percent of the benefits payable to the Member under the Plan.

If any payee or representative of a payee under the Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any benefit, the Pension Committee shall hold or apply the benefit or any part thereof to or for such persons, the spouse, the children, other dependents, or any of them in such manner and in such proportions as the Pension Committee shall determine in its sole discretion.

Notwithstanding the foregoing, the Pension Committee and the Trustee shall comply with a qualified domestic relations order as such term is defined under
Section 206(d) of ERISA.

13.4 MILITARY SERVICE

Notwithstanding any provisions of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. "Qualified military service" means any service in the uniformed services (as defined in chapter 43 of Title 38 of the United States Code) by any individual if such individual is entitled to re-employment rights under such chapter with respect to such service.

13.5 CONSTRUCTION OF AGREEMENT

The Plan shall be construed according to the laws of the State of New York and all provisions hereof shall be administered according to, and its validity shall be determined under, the laws of such State, except where preempted by Federal law.

13.6 SEVERABILITY

Should any provision of the Plan be deemed or held to be illegal or invalid for any reason, such invalidity shall not adversely affect any other Plan provision and in such case, the appropriate parties shall immediately adopt a new provision or regulation to take the place of the one deemed or held to be illegal or invalid.

If the invalidity inhibits the proper operation of this Plan, a new provision shall be adopted to take the place of the one deemed or held to be illegal or invalid.

13.7 TITLES AND HEADINGS

The titles and heading of the Sections in this instrument are for convenience of reference only. In the event of any conflict between the text of this instrument and the titles or headings, the text rather than such titles or headings shall control.

13.8 COUNTERPARTS AS ORIGINAL

The Plan has been prepared in counterparts, each of which so prepared shall be construed as an original.

13.9 CONSTRUCTION

The singular, where appearing in the Plan, shall include the plural, and the plural shall include the singular.

13.10 INTERNAL REVENUE SERVICE APPROVAL

If the Plan is not initially approved and qualified by the Internal Revenue Service as meeting the requirements of the Internal Revenue Code so as to permit the Employer to deduct for income tax purposes its contributions to the Trustee, all of the Employer's contributions shall be returned to the Employer within one year of such determination, and the Plan shall be null and void.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name and on its behalf and its corporate seal to be hereunto affixed by its duly authorized officer, this _____ day of April, 2002 effective as of May 1, 1997.


                                             SIMMONS COMPANY



                                             By  /s/
                                                     William S. Creekmuir
                                             Its  Executive Vice President & CFO

SCHEDULE A. PARTICIPATING EMPLOYERS

Simmons Company

SCHEDULE B. COLLECTIVE BARGAINING UNITS RECOGNIZED BY EMPLOYER - AS OF MAY 1,
2002

ILWU Local 142 of Honolulu, Hawaii

IAM Local 55 of Columbus, Ohio

SCHEDULE C.  - AS OF MAY 1, 2002

IAM Local 315 of Piscataway, New Jersey

SCHEDULE D. - AS OF MAY 1, 2002

UFWA Local 262 of San Leandro, California

EXHIBIT I. ACTUARIAL EQUIVALENTS

Actuarial Equivalent shall be based on the following:

Interest:           7-1/2 percent.

Mortality:          1983 Group Annuity Mortality Table for males, set back one year for retirees and five years for beneficiaries




                                      I-1